FOURTH Quarter 2020 Investor Update February 25, 2021 Exhibit 99.2

Cautionary statement and Other Disclaimers This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, impact of COVID-19, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our growth and guidance (including earnings and customer growth, capital investment opportunities, utility and rate base growth expectations, taking into account assumptions and scenarios related to COVID-19), the impacts of COVID-19 on our business, the impacts of the February 2021 winter storm event on our business and service territories, O&M expense management initiatives and projected savings therefrom, the performance of Enable Midstream Partners, LP (“Enable”), including anticipated distributions received on its common units, the announced merger of Enable and Energy Transfer LP (“Energy Transfer”) and minimizing our exposure to midstream, our regulatory filings and projections (including Integrated Resources Plan as proposed in Indiana and the anticipated timeline and benefits under its preferred portfolio), our credit quality, financing plan and balance sheet expectations, the proposed sale of our Natural Gas businesses in Arkansas and Oklahoma, environmental, social and governance related matters, including our carbon emissions reduction targets. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) the performance of Enable, the amount of cash distributions the Company receives from Enable, and the value of the Company’s interest in Enable; (2) the Company's expected benefits of the merger with Vectren Corporation (“Vectren”) and integration, including the ability to successfully integrate the Vectren businesses and to realize anticipated benefits and commercial opportunities; (3) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (4) industrial, commercial and residential growth in the Company’s service territories and changes in market demand; (5) actions by credit rating agencies, including any potential downgrades to credit ratings; (6) the timing and impact of future regulatory and legal proceedings; (7) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and the Company’s carbon reduction targets; (8) the impact of the COVID-19 pandemic; (9) the recording of impairment charges, including any impairments related to the Company’s investment in Enable; (10) weather variations and the Company’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (11) changes in business plans; (12) the Company's ability to fund and invest planned capital, including timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment; (13) the Company’s or Enable’s potential business strategies and strategic initiatives, including the recommendations and outcomes of the Business Review and Evaluation Committee, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the proposed sale of our Natural Gas businesses in Arkansas and Oklahoma and the proposed merger between Enable and Energy Transfer, which may not be completed or result in the benefits anticipated to the Company or Enable; (14) the Company’s ability to execute operations and maintenance management initiatives; and (15) other factors described CenterPoint Energy’s Form 10-K for the fiscal year ended December 31, 2020 under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission’s (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on guidance basis income and guidance basis diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. Additional Information Please refer to the Appendix for further information under the headings “Important Information for Investors and Unitholders” and “Participants in the Solicitation.”

TAKEAWAYS….

CenterPoint Energy

2020 Guidance Basis Consolidated EPS Beats Consensus

Organic customer growth, disciplined O&M management, capital recovery. Overcame share dilution. Delivered guidance basis Utility EPS of $1.17

Raising 2021 Guidance Basis Utility EPS Range

Increasing to $1.24 – $1.26 from previous $1.23 – $1.25

Minimizing Midstream Exposure

Transaction announced between Enable and Energy Transfer; Currently evaluating exit strategy

$16B+ Capital Investments On Track

Starting 5-year plan with robust investments in both Electric and Gas jurisdictions

Developing Industry Leading ESG-Focused Strategy

Significant milestones on Indiana IRP generation plan; Natural gas carbon reduction efforts

Recycling Capital by Selling Two Gas LDCs

On track for a Q2 announcement and year end close

….EXECUTING ON OUR PROMISES

Note: Refer to slide 2 for information on forward-looking statements and slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures. IRP – Integrated Resource Plan

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FOURTH QUARTER AND FULL YEAR 2020 RESULTS….

CenterPoint Energy

	2020	
	Fourth Quarter	Full year
GAAP Diluted EPS	$0.27	($1.79)
Impairments (1)	-	$2.58
Exclusion of discontinued operations (2)	-	$0.34
Impact associated with series C preferred stock	$0.02	$0.18
Other (3)	-	$0.09
Guidance Basis Consolidated EPS	**$0.29**	**$1.40**
Analyst Consensus (4)	*$0.20*	*$1.34*
Guidance Basis Utility EPS	**$0.22**	**$1.17**

….STRONG GUIDANCE BASIS RESULTS. RAISING FUTURE GUIDANCE!

Note: Refer to slide 2 for information on forward-looking statements and slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures.

(1) Refer to $185M loss on impairment in Q1 related to Electric business, and $1,177M loss on impairment in Q1 and $92M loss on impairment in Q3 related to Midstream Investments

(2) Includes earnings contribution pre-divestiture and the effect of the divestiture related to discontinued operations (Energy Services and Infrastructure Services)

(3) Includes ZENS-related mark-to-market gains / losses, Vectren merger impacts, severance costs and costs related to the Business Review and Evaluation Committee

(4) Average Analyst's EPS estimate per FactSet as of 2/8/2021

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Fourth quarter and full year 2020 PRIMARY DRIVERS…. ….DEMONSTRATE LONG-TERM RUNWAY Note: Refer to slide 2 for information on forward-looking statements and slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures. Refer to slides 23 - 26 for reconciliation to GAAP measures Results exclude guidance basis earnings per share contributions from discontinued operations (Energy Services and Infrastructure Services) of $0.10 in Q4 2019, $0.19 in FY 2019, and $0.04 in FY 2020 Includes customer growth, rate relief, depreciation, interest expense, and other Other Drivers Additional month of earnings from merger Income Taxes COVID-19 Share Dilution Electric Drivers Net Growth and Rate Relief (3) O&M Management Equity Return $0.35 $0.29 $1.60 $1.40 Full Year Fourth Quarter 2019 2019 2020 2020 Guidance Basis Earnings Per Share (1) FY Q4 $0.02 $0.02 - ($0.03) ($0.02) - (2) Natural Gas Drivers Net Growth and Rate Relief (3) O&M Management FY Q4 $0.11 $0.02 $0.02 - FY Q4 $0.03 - $0.01 ($0.01) ($0.12) ($0.02) ($0.15) ($0.04) Primary Drivers

Enable transaction…. ….PUTS US ON A PATH TO MINIMIZE MIDSTREAM EXPOSURE Note: Refer to slide 2 for information on forward-looking statements and slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures. Refers to guidance basis utility EPS annual growth rate over 2021 – 2025 Refers to CNP Rate Base CAGR target from 2020E to 2025E Subject to decisions from credit rating agencies Guidance Basis Utility EPS Midstream Contribution Minimizing exposure 6% - 8% EPS growth (1) Key Strategic Outcomes Accelerates path towards a fully regulated business model Maintains guidance basis utility EPS growth target of 6% - 8% (1) Preserves capacity to grow rate base at rate of 10% (2) Improves business risk profile: credit accretive (3) Provides enhanced liquidity to exit from midstream investments Creates autonomy in executing midstream exit strategy Reduces risk related to future midstream distribution yield as we exit midstream Delivers on our promises made on Investor Day

2021 GUIDANCE BASIS utility eps raised…. Note: Refer to slide 2 for information on forward-looking statements and slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures. Refers to guidance basis Utility EPS annual growth rate over 2021 – 2025 Includes customer growth, rate relief, depreciation, interest expense, and other Includes COVID-19 impacts, the CARES Act and other income tax benefits ….CONFIRMING 6%-8% UTILITY EPS GROWTH (1) EVERY YEAR 2021 GUIDANCE BASIS UTILITY EPS RAISED TO $1.24 - $1.26 $0.08 – $0.09 $0.03 – $0.04 $1.24 - $1.26 $1.17 6% - 8% Growth (1) in 2020 (3) (2)

February 2021 Winter storm event…. ….HIGHLIGHTS OUR STRONG REGULATORY CONSTRUCT Note: Refer to slide 2 for information on forward-looking statements and slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures. As compared to plan Based on current cost recovery mechanisms. Actual timing and the duration of the recovery may vary. Seek to fully recover costs Strong recovery mechanisms in place in all jurisdictions Started conversations with regulators on accelerating recovery timeline No impact on 2021 guidance basis Utility EPS range Expected Incremental Gas Cost (1) ~$2.5 billion Impacted States AR, IN, LA, MN, MS, OK, TX Costs Recovery Period (2) Starts in Q3 2021

EFFICIENT FINANCING PLAN….

Key Actions

- ✓ Executed extension of Revolving Credit Facilities in February 2021: Maturity extended by 3 years with aggregate amount reduced by $900M
  - Addressing near term maturities at CEHE and parent
  - Strong liquidity: ~$2.1Bn as of 2/22/2021
  - DRIP expected to raise ~$25 million equity in 2021: No additional equity issuance

Continued Strong Liquidity



CNP Consolidated Liquidity
$ in millions
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
RCF Size
Available Liquidity

Stable Ratings and Metrics

- ✓ 2020 credit enhancing actions **strengthened the balance sheet** and support 2021-2025 capital plan
- ✓ Moody's revised CNP outlook from **Negative to Stable** in December 2020
- ✓ Fitch and S&P revised CNP outlook from **Negative to Stable** in February 2021, following the announced merger between Enable and Energy Transfer
- ✓ Fitch **upgraded CERC to A-** in February 2021

….ENHANCES RISK REDUCTION AND EARNINGS GROWTH

Note: Refer to slide 2 for information on forward-looking statements. CEHE – CenterPoint Energy Houston Electric; CERC – CenterPoint Energy Resources Corp.

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Consistent, premier performance…. OPERATING EXCELLENCE UTILITY EPS (5) OUTLOOK DURING 2020 We sweat the details… ….so you don’t have to. Future CNP Peer Avg (4) Rate Base Growth 10% (1) 7% Utility EPS Growth 6% - 8% (2) 5% Customer Growth Up ~2% Flat O&M (3) Cost Down 1% to 2% +1% Customer Satisfaction Top Quartile Avg FLEX UP FLEX DOWN ….FOR CUSTOMERS AND INVESTORS Note: Refer to slide 2 for information on forward-looking statements and slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures. Refer to CNP rate base CAGR target from 2020E to 2025E Refers to guidance basis Utility EPS annual growth rate for 2021 – 2025 Inclusive of Electric and Natural Gas business. Excluding utility costs to achieve, severance costs and amounts with revenue offsets. Peer historical average from 2015 – 2019 Refers to 2020 guidance basis Utility EPS COVID Mild Weather Share Dilution $1.10 to $1.20 Reinvestment Cost Reduction Economic Recovery $1.17

Culture of continuous improvement…. Safety – Every day Quality – The first time Delivery – On time Cost – See, eliminate waste Morale – Proud to serve ACCELERATES EXAMPLES OF O&M (1) COST SAVINGS Good Business Decisions 2021 vs 2020 (millions) 2021 – 2025 (millions) Attrition $4 $20 Carbon Reduction (Coal à Gas à Renewables) N/A 25 Enhanced Capitalization 15 20 Work Acceleration & Automation 15 10 Continuous Improvement 15 45 Other (5) (10) Net Savings $44 $110+ Annual O&M (1) Cost Savings -3% Plan -1% to -2% Eliminate Human Struggle ….IS ALL ABOUT CUSTOMERS AND INVESTORS NOTE: Note: Refer to slide 2 for information on forward-looking statements. Inclusive of Electric and Natural Gas business. Excluding utility costs to achieve, severance costs and amounts with revenue offsets.

OUR VALUE PROPOSITION – REPORT CARD

CenterPoint Energy

- Delivering **industry-leading guidance basis Utility EPS growth** of 6% - 8%[1] with consistent dividend growth
- Achieving **exceptional rate base CAGR** target of ~10%[2]
- Serving **fast-growing regions** of the United States
- Reducing O&M[3] 1% - 2% annually via **continuous improvement**
- Taking **a leading stance on ESG**, driving the transition to a net-zero economy
- Optimizing our **balance sheet**
- Selling 2 Gas LDCs to **efficiently recycle capital** to fund growth
- Minimizing **exposure to midstream**

Note: Refer to slide 2 for information on forward-looking statements and slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures.

(1) Refers to guidance basis Utility EPS annual growth rate for 2021 – 2025

(2) Refers to CNP Rate Base CAGR target from 2020E to 2025E

(3) Inclusive of Electric and Natural Gas business. Excluding utility costs to achieve, severance costs and amounts with revenue offsets.

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THANK YOU FOR YOUR SUPPORT Contacts Philip Holder Senior Vice President Strategic Planning and Investor Relations Tel. (713) 207 – 7792 philip.holder@centerpointenergy.com Panpim Lohachala Manager Investor Relations Tel. (713) 207 – 7961 panpim.lohachala@centerpointenergy.com

Appendix

Q4 2020 v Q4 2019 Guidance Basis (NON-GAAP) EPS(1) drivers for Continuing Operations Note: Refer to slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures Refer to slides 23 and 25 for reconciliation to GAAP measures Reference Enable’s 2020 Form 10-K and fourth quarter 2020 earnings materials dated February 24, 2021. Includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution. Includes customer growth, rate relief, depreciation, interest expense, and other Includes COVID-19 impacts, and income tax variances (3) (4)

Full year 2020 v 2019 Guidance Basis (NON-GAAP) EPS(1) drivers for Continuing Operations Note: Refer to slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures Refer to slides 24 and 26 for reconciliation to GAAP measures Reference Enable’s 2020 Form 10-K and fourth quarter 2020 earnings materials dated February 24, 2021. Includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution. Includes customer growth, rate relief, depreciation, interest expense, and other Includes COVID-19 impacts, additional month of earnings from merger, and income tax variances Includes reduction in equity return related to Electric business, and other small items (3) (4) (5)

Electric Natural Gas Weather-adjusted throughput (1) growth 2018 2019 2020 2018 2019 2020 2018 2019 2020 2018 2019 2020 2018 2019 2020 2018 2019 2020 Note: C&I – Commercial and Industrial Volume in kWh for Electric and MCF for Gas.

Indiana INTEGRATED RESOURCE PLAN (1) Note: Refer to slide 2 for information on forward-looking statements. IRP – Integrated Resource Plan; CPCN – Certificate of Public Convenience and Necessity. Subject to change based on availability and approval Based on 2005 levels PROPOSED GENERATION TRANSFORMATION PLAN WILL REDUCE CARBON EMISSION BY 75% (2) Progress Update 50 MW Solar came online in January 2021 Signed agreements with solar developers for 400 MW of solar CPCN filed for 400 MW of solar in February 2021 (6 – 12 months approval period) CPCN filing for ~460 MW Combustion Turbines in Q2 2021 (12 – 18 months approval period) CPCN filing for additional renewables (wind + solar) in Summer 2021 (6 – 12 months approval period)

Legislative and Regulatory Update Legislative bills to monitor Economic tests for transmission project approval: Texas (Electric) Including storage lease payments in rate base: Texas (Electric) Preventing city bans on natural gas: Arkansas, Indiana and Texas Supporting use of renewable gas: Arkansas, Minnesota Minnesota rate case settlement Settlement filed on 9/17/2020 for $38.5 million revenue increase MPUC accepted the settlement on 1/14/2021 Final Order is expected in Q1 2021 The settlement is based on an overall cost of capital of 6.86% Does not specify individual cost of capital components Note: Refer to slide 2 for information on forward-looking statements and slide 27 for information on guidance basis Utility EPS assumptions and non-GAAP measures. MPUC – Minnesota Public Utilities Commission

Regulatory schedule – Electric 2021 2022 2023 Rate Case Expect to file in Q4 for both Houston and Indiana TCOS (TX) Expect to file two times per year (timing may vary) DCRF (TX) Expect to file in Q2 Expect to file in Q2 TDSIC (IN) Expect to file two times per year CECA (IN) Expect to file in Q1 of each year ECA (IN) Expect to file in Q2 of each year CPCN (IN) Expect to file in Q1 Note: Refer to slide 2 for information on forward-looking statements. Actual timing of the filings may vary. TCOS – Transmission Cost of Service Adjustment; DCRF – Distribution Cost Recovery Factor; TDSIC – Transmission, Distribution, and Storage System Improvement Charge; CECA – Clean Energy Cost Adjustment; ECA – Energy Cost Adjustment; CPCN – Certificate of public convenience and necessity

REGULATORY SCHEDULE – NATURAL GAS

CenterPoint Energy

	2021	2022	2023
Rate Case	Phase I for Indiana North and Indiana South	Phase II for Indiana N & S Expect to file for Minnesota	Expect file in Q4 for Houston and TX Coast
GRIP (TX)	Expect to file in Q1 of each year		
FRP (AR)	Expect to file in Q2 of each year		
PBRC (OK)	Expect to file in Q1 of each year		
RSP (LA)	Expect to file in Q3 of each year		
RRA (MS)	Expect to file in Q2 of each year		
CSIA (IN)	Expect to file in Q1	Expect to file by Q4	Expect to file 2 times
DRR (OH)	Expect to file in Q2 of each year		
CEP (OH)	Expect to file in Q1 of each year		

Note: Refer to slide 2 for information on forward-looking statements. Actual timing of the filings may vary. GRIP – Gas Reliability Infrastructure Program; FRP – Formula Rate Plan; PBRC – Performance Based Rate Change Plan; RSP – Rate Stabilization Plan; RRA – Rate Regulation Adjustment; CSIA – Compliance and System Improvement Adjustment; DRR – Distribution Replacement Rider; CEP – Capital Expenditure Program

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MIDSTREAM TRANSACTION
SUMMARY TERM SHEET

CenterPoint Energy

Topic	Description
Exchange ratio	▪ Fixed exchange ratio of 0.8595x, based on the 10-day volume weighted average trading price ("VWAP") (1) ▪ Pro forma CenterPoint Energy's ownership of ET shares: 6.5% (~12% for ENBL unitholders) (2)
GP interest	▪ $5 million for CNP's GP interests in Enable
ENBL Series A Preferred	▪ CNP to exchange its $363 million holding of ENBL Series A Non-cumulative Preferred into ET Series G Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred units at a premium value of ~$385 million
Registration Rights	▪ CNP and OGE to enter into customary registration rights to facilitate exit from ET common units
Required approvals	▪ Proposal subject to expiration of Hart-Scott-Rodino waiting period ▪ No state or FERC regulatory approvals expected ▪ Transaction does not require a vote of ET limited partners
Transaction Cost	▪ Expected total cost of ~$45 million, inclusive of the $30 million payment below - Upon the consummation of the transaction, the partnership agreements between CNP and OGE will terminate and CNP will pay $30 million to OGE
Expected Timeline	▪ Expected transaction close in the second half of 2021, subject to consent solicitation process and Hart-Scott-Rodino Antitrust Act

Note: Refer to slide 2 for information on forward-looking statements. ET – Energy Transfer LP

(1) Calculated based on the 10-day VWAP as of 2/12/2021

(2) Based on an exchange ratio of 0.8595x. Assumes Enable common unit count of 435.5M as of 10/16/20 and 1.8M of Enable dilutive phantom units as of 09/30/20. Assumes ET common unit count of 2,697.7M as of 10/30/20 and 19.3M of ET dilutive securities as of 12/31/19; Assumes CNP's 53.7% ownership of Enable common units

22

RECONCILIATION: INCOME (loss) AND DILUTED Earnings (loss) per share TO Guidance basis INCOME AND guidance basis DILUTED EPS USED IN PROVIDING ANNUAL Earnings GUIDANCE Note: Refer to slide 27 for information on non-GAAP measures Energy Services segment Infrastructure Services segment Quarterly diluted EPS on both a GAAP and guidance basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS Taxes are computed based on the impact removing such item would have on tax expense Comprised of common stock of AT&T Inc. and Charter Communications, Inc. Corporate and Other, plus income allocated to preferred shareholders Results related to discontinued operations are excluded from the company’s guidance basis results

RECONCILIATION: INCOME (loss) AND DILUTED Earnings (loss) per share TO guidance basis INCOME AND guidance basis DILUTED EPS USED IN PROVIDING ANNUAL Earnings GUIDANCE Note: Refer to slide 27 for information on non-GAAP measures Energy Services segment Infrastructure Services segment Quarterly diluted EPS on both a GAAP and guidance basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS Taxes are computed based on the impact removing such item would have on tax expense Comprised of common stock of AT&T Inc. and Charter Communications, Inc. Corporate and Other, plus income allocated to preferred shareholders Results related to discontinued operations are excluded from the company’s guidance basis results

RECONCILIATION: INCOME (loss) AND DILUTED Earnings (loss) per share TO guidance basis INCOME AND guidance basis DILUTED EPS USED IN PROVIDING ANNUAL Earnings GUIDANCE Note: Refer to slide 27 for information on non-GAAP measures Energy Services segment Infrastructure Services segment Quarterly diluted EPS on both a GAAP and guidance basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS Taxes are computed based on the impact removing such item would have on tax expense Comprised of common stock of AT&T Inc. and Charter Communications, Inc. Corporate and Other, plus income allocated to preferred shareholders Results related to discontinued operations are excluded from the company’s guidance basis results

RECONCILIATION: INCOME (loss) AND DILUTED Earnings (loss) per share TO guidance basis INCOME AND guidance basis DILUTED EPS USED IN PROVIDING ANNUAL Earnings GUIDANCE Note: Refer to slide 27 for information on non-GAAP measures Energy Services segment Infrastructure Services segment Quarterly diluted EPS on both a GAAP and guidance basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS Taxes are computed based on the impact removing such item would have on tax expense Comprised of common stock of AT&T Inc. and Charter Communications, Inc. Corporate and Other, plus income allocated to preferred shareholders Results related to discontinued operations are excluded from the company’s guidance basis results

Additional information Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on diluted earnings per share, guidance basis Utility earnings per share (“Utility EPS”), which is not a generally accepted accounting principles (“GAAP”) financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2021 Utility EPS includes net income from Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon the Utility’s relative earnings contribution. Corporate overhead consists primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. Utility EPS excludes (a) earnings or losses from the change in value of CenterPoint Energy's 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) certain expenses associated with merger integration, (c) Midstream Investments segment and associated income from the Enable preferred units and a corresponding amount of debt in addition to an allocation of associated corporate overhead and impact, including related expenses, associated with the merger between Enable and Energy Transfer, (d) cost associated with the early extinguishment of debt and (e) gain and impact, including related expenses, associated with gas LDC sales. 2021 Utility EPS does not consider the items noted above and other potential impacts, such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. 2021 Utility EPS also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates and regulatory and judicial proceedings. In addition, the 2021 Utility EPS guidance range assumes a continued re-opening of the economy in CenterPoint Energy's service territories throughout 2021.To the extent actual results deviate from these assumptions, the 2021 Utility EPS guidance range may not be met or the projected annual Utility EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking 2021 Utility EPS because changes in the value of ZENS and related securities, future impairments and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance. Management evaluates the Company’s financial performance in part based on guidance basis income and Utility EPS. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s guidance basis income and Utility EPS non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Important Information for Investors and Unitholders This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger between Enable and a subsidiary of Energy Transfer, Energy Transfer will file with the SEC a registration statement on Form S-4, which will include a prospectus of Energy Transfer and a consent solicitation statement of Enable. Energy Transfer and Enable will also file other documents with the SEC regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive consent solicitation statement/prospectus will be mailed to the unitholders of Enable. INVESTORS AND UNITHOLDERS OF ENABLE ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and unitholders will be able to obtain free copies of the consent solicitation statement/prospectus and other documents containing important information about Energy Transfer and Enable once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Energy Transfer and Enable will be available free of charge on their respective internet websites at https://www.energytransfer.com/ and https://www.enablemidstream.com/ or by contacting their respective Investor Relations departments at 214-981-0795 (for Energy Transfer) or 405-558-4600 (for Enable). Participants in the Solicitation The Company, Energy Transfer, Enable and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the unitholders of Enable in connection with the proposed merger. Information about (i) the directors and executive officers of the Company is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on March 13, 2020 and the Company’s 2020 Form 10-K, which was filed with the SEC on February 25, 2021, respectively, (ii) the directors and executive officers of Energy Transfer is set forth in Energy Transfer’s Annual Report on Form 10-K, which was filed with the SEC on February 19, 2021 and (iii) the directors and executive officers of Enable is set forth in Enable’s Annual Report on Form 10-K, which was filed with the SEC on February 24, 2021, in each case, as may be updated from time to time by Current Reports on Form 8-K, statements of changes in beneficial ownership and other filings with the SEC. Other information regarding certain participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent solicitation statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents can be obtained using the contact information above.